UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 17, 2012

Date of Report (Date of earliest event reported)

SPANSION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34747	20-3898239
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
915 DeGuigne Drive P.O. Box 3453 Sunnyvale, California 94088-3453 (Address of principal executive offices) (Zip Code)

(408) 962-2500
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01          Regulation FD Disclosure

On December 5, 2012, Spansion Inc. and certain of its subsidiaries (the Company) entered into a Settlement Agreement with Mutual Releases with Tessera, Inc. (Tessera) related to Tessera’s claims in bankruptcy and patent litigation.  Beginning on December 17, 2012, the Company will communicate to investors information regarding the settlement as set forth in the presentation attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Current Report on Form 8-K, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as otherwise stated in such filing.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

[Signature Page Follows]

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPANSION INC.

Date: December 17, 2012	By:	/s/ Scot A. Griffin
	Name:	Scot A. Griffin
	Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor Presentation – Tessera Settlement